UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2026
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 Gessner Road, Suite 500, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(866) 777-8235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, the board of directors of Spruce Power Holding Corporation (the “Company”) approved the change in domicile of the Company from the State of Delaware to the State of Texas (the “Redomiciliation”) on May 1, 2026. The Company’s stockholders approved the Redomiciliation at the 2026 Annual Meeting of Stockholders reconvened on August 25, 2026, with the proposal receiving the support of approximately 86% of the shares voted on the matter. The Company expects to complete the Redomiciliation of the Company’s state of incorporation from Delaware to Texas, effective on or about October 20, 2026.

The Redomiciliation will be effected through a conversion under which the Company will change its state of incorporation from Delaware to Texas. The Company will continue in existence as a Texas corporation under the name “Spruce Power Holding Corporation.” The Redomiciliation will not result in any change to the Company’s headquarters, business, jobs, management, properties, location of offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Redomiciliation and the cost of corporate franchise taxes). The Company’s common stock is expected to continue its listing on the New York Stock Exchange under the symbol “SPRU.” The Company does not expect any interruption in trading as a result of the Redomiciliation.

The Redomiciliation is described in more detail in the in the Proxy Statement filed by the Company with the Securities and Exchange Commission (“SEC”) on June 23, 2026 (the “Proxy Statement”). The section of the Proxy Statement entitled "Proposal Four: Approval of Redomiciliation from Delaware to Texas" from pages 41 to 73 is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “could,” “may,” “will,” “might,” “should,” “believe,” “expect,” “anticipate,” “upcoming,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions. All statements, other than statements of historical fact included herein, are forward-looking statements. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitation, statements with respect to the Company’s strategy and prospects, the timing and completion of the Redomiciliation, the potential benefits that Texas’ corporate legal environment presents to the Company, and the potential benefits to the shareholders of the Company from the Redomiciliation. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 31, 2026 and subsequent Quarterly Reports on Form 10-Q. These factors are not exhaustive. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business or the extent to which any factor or combination of factors may cause actual results to differ materially from the results implied by these forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: October 6, 2026	By:	/s/ Thomas James Cimino
	Name:	Thomas James Cimino
	Title:	Chief Financial Officer
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